CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 7/ Amendment No. 55 to Registration Statement No. 333-148421/ 811-08260 on Form N-4 of our report dated February 26, 2014, relating to the financial statements of each of the Subaccounts comprising CMFG Variable Annuity Account (the "Account"), appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Independent Auditors" in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 24, 2014

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 7/ Amendment No. 55 to Registration Statement No. 333-148421/ 811-08260 on Form N-4 of our report dated March 12, 2014, on the consolidated financial statements of CMFG Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2013 and 2012 and the related consolidated statements of comprehensive income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013, such report (1) expresses an unmodified opinion on the consolidated financial statements and states that Deloitte & Touche LLP did not audit the 2012 and 2011 financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which were accounted for under the equity method. The financial statements of CMG were audited by other auditors whose report had been furnished to Deloitte & Touche LLP, and in our opinion, in so far as it related to the amounts related to CMG obtained from such financial statements and used by the Company to determine its share of equity in net income (loss) of CMG and its carrying value of CMG, was based solely on the report of the other auditors and (2) included an emphasis-of-matter referring to the Company's change in accounting for costs associated with acquiring or renewing insurance contracts in 2012. We consent to such report appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Independent Auditors" in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

April 24, 2014